Prepaid Expenses and Other Current Assets (Details) - Schedule of Prepaid Expenses and Other Current Assets - USD ($)		6 Months Ended	12 Months Ended
		Mar. 31, 2023	Sep. 30, 2022
Schedule of Prepaid Expenses and Other Current Assets [Abstract]
Other receivable	[1]	$ 74,122	$ 131,449
Advance to suppliers	[2]	89,234	156,491
Deferred initial public offering costs			701,396
Prepaid expenses and other current assets		$ 163,356	$ 989,336

[1]	Other receivables primarily include advances to employees for business development, rental security deposit for the Company’s office lease and VAT tax refunds receivables and balances to be collected from third-party entities that do not relate to the Company’s normal sales activities.
[2]	Advance to suppliers consists of advances to suppliers for purchasing of raw materials that have not been received. These advances are interest free, unsecured and short-term in nature and are reviewed periodically to determine whether their carrying value has become impaired.